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                                                                    EXHIBIT 23.9

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Digital Instruments, Inc. and affiliates dated February 28, 1998, and to all references to our Firm included in or made a part of this registration statement on Form S-4.

                                          /s/ Arthur Andersen LLP

Los Angeles, California
March 31, 2000